UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2006

BREK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-27753	98-0206979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7/6 EnnismoreGardens, London, United Kingdom		SW7 1NL
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 011-44-77-6420-0034

346 Kensington High Street, LondonUnited KingdomW14 8NS
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by Brek Energy Corporation (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations.  Additional factors that could cause the Registrant’s results to differ materially from those described in the forward-looking statements can be found in the Registrant’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Item 1.01.       Entry into a Material Definitive Agreement.
On September 28, 2006, the Registrant agreed to reduce the exercise price of all of its outstanding warrants to purchase shares of its common stock (the “Existing Warrants”). There are 18,534,460 Existing Warrants, all of which were issued in various private offerings to accredited investors between the dates of May 6, 2004, and March 2, 2006, and have exercise prices ranging from $0.25 to $0.90. The Registrant will reduce the original exercise price to one-third for a period beginning at 8:30 a.m. PST on September 28, 2006, and continuing until 5:00 p.m. PST on the earlier of October 31, 2006 and the termination date stated in the Existing Warrant (the “Repricing Term”). On the expiration of the Repricing Term, the exercise price of the unexercised Existing Warrants will immediately be restored to the original exercise price. If this offer is accepted by all of the holders of the Existing Warrants, the Registrant will receive approximately $2,303,242 in proceeds. No holder of an Existing Warrant is required to accept the offer. The holders of Existing Warrants may exercise all or part of their Existing Warrants during the Repricing Term. The shares underlying the Existing Warrants are not subject to a current registration statement. This is a private offering open solely to accredited investors, as required by Section 4(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Current Report to be signed on its behalf by the undersigned duly authorized person.

BREK ENERGY CORPORATION
(Registrant)

Date: October 2, 2006
/s/ Richard N. Jeffs
Richard N. Jeffs, President and CEO

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